REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT dated this 15 day of February, 1996 by and among Drew Industries Incorporated, a Delaware corporation (the "Company"), Shoals Supply, Inc., an Alabama corporation ("Shoals"), and Lecil V. Thomas ("Thomas").

                       W I T N E S S E T H:

          WHEREAS, Thomas owns all the issued and outstanding capital stock of Shoals; and

          WHEREAS, the Company, Shoals and Thomas are parties to an Asset Purchase Agreement dated the date hereof (together with any documents, certificates or instruments executed or delivered in connection therewith the "Purchase Agreement") pursuant to which, among other things, the Company acquired the Business and the Purchased Assets of Shoals and assumed the Assumed Liabilities and, in partial consideration therefor, issued and delivered to Shoals an aggregate of 544,959 shares of the Common Stock of the Company (the "Drew Shares"); and

          WHEREAS, the Company agreed to use its best efforts to cause the Drew Shares to be registered in accordance with a registration statement declared effective under the Securities Act.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and subject to the conditions hereinafter set forth, it is agreed as follows:

          1.   Definitions

               1.1 As used in this Agreement, the following terms shall have the following meanings:

               "Commission" means the Securities and Exchange
Commission, or any other federal agency then administering the Exchange Act or the Securities Act, as defined herein.

               "Common Stock" means the Company's Common Stock, par value $0.01 per share, any stock into which such stock shall have been changed, or any stock resulting from any reclassification of such stock.

               "Common Stock Outstanding" means at any time all shares of Common Stock that are then outstanding, plus all shares of Common Stock issuable upon conversion of instruments convertible into Common Stock or upon exercise of options, warrants, rights or other instruments to acquire Common Stock or instruments convertible into Common Stock.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

               "Listing" means the listing of the Common Stock on the American Stock Exchange, any other national securities exchange in the United States, or the trading of the Common Stock on any national market system in the United States, including, but not limited to, the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system.

               "Person" means and includes natural persons, corporations, limited partnership, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, government entities and authorities and other organizations, whether or not legal entities.

               "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

               "Registrable Securities" means (i) the Drew Shares, and (ii) shares of Common Stock issued as dividend or other distribution with respect to or in exchange for or in replacement of the Drew Shares; provided, however, that any shares described in the foregoing clauses that have been resold to the public shall cease to be Registrable Securities.

               "Registration Expense" means all expenses the Company incurs in complying with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such Registration.

               "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that the Commission may promulgate.

               "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

               "Selling Expenses" means (i) all underwriting discounts and selling commissions applicable to the sale of Registrable Securities Registered and sold pursuant to Section 2 hereof; and (ii) the expenses of qualifying the Registrable Securities covered by the Registration in a jurisdiction if and only if and to the extent that the jurisdiction requires such qualification expenses to be borne by the selling Shareholder.


               "Shareholder" means Seller, Thomas and any other Person owning of record or beneficially Registrable Securities who acquired Drew Shares from Seller or Thomas in a transaction which complies with the provisions of this Agreement and the Plan.

               Capitalized terms not defined in this Agreement shall have the meanings ascribed to them in the Purchase Agreement.

          2.   Registration Rights.

               (a)  Piggyback Registration Rights.

                    (i) If, at any time prior to the termination of this Agreement, the Company determines to register any of its securities, either for its own account or the account of a security holder or holders exercising any demand registration rights, other than a Registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future or a Registration on Form S-4 or similar forms which may be promulgated in the future relating solely to a Rule 145 or similar transaction, the Company shall (1) promptly give to each Shareholder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (2) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all Registrable Securities of such Shareholders as specified in a written request or requests made to the Company within twenty (20) days after receipt of such written notice from the Company.

                    (ii) If the Registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so indicate in the notice given pursuant to Section 2(a)(i). In such event, the right of any Shareholder to Registration pursuant to this Section 2(a) shall be conditioned upon such Shareholder's agreeing to participate in such underwriting and in the inclusion of such Shareholder's Registrable Securities in the underwriting to the extent provided herein. All Shareholders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and the other security holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or by other security holders exercising any demand registration rights.

                    (iii) Notwithstanding any other provision of this Section 2(a), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, it may exclude some or all Registrable Securities or other securities from such Registration and underwriting (an "Underwriter Cutback"). In the event of an Underwriter Cutback, the Company shall so advise all Shareholders and the other security holders distributing their securities through such underwriting, and the number of securities that may be included in the Registration and underwriting shall be allocated (1) first, to the Company, and (2) second, among all of the security holders participating in the Registration, including the Shareholders holding Registrable Securities, in proportion (as nearly as practicable) to the number of shares owned by each such security holder.

                    (iv) If any Shareholder disapproves of the terms of any such underwriting, such Shareholder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

               (b) Form S-3 Registration. If at any time after two (2) years from the date hereof and prior to the termination of this Agreement, the Company receives from any Shareholder a written request or requests that the Company effect a Registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities of such Shareholders, the Company shall:

                    (i)  promptly give written notice of the
proposed Registration, and any related qualification or compliance, to all other Shareholders; and

                    (ii) as soon as practicable, effect such Registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Shareholder(s) joining in such request as are specified in a written request given to the Company within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such Registration, qualification or compliance, pursuant to this Section 2(b):

                         (A)  if Form S-3 is not available to the
Company for such offering by the Shareholders;

                         (B)  if the Shareholders propose to sell
less than fifty percent (50%) shares of Registrable Securities;

                         (C)  if the Company furnishes to the
Shareholders a certificate signed by the Company's President stating that, in the good faith judgment of the Company's Board of Directors, it would be seriously detrimental to the Company and its shareholders for a Registration to be effected at such time, in which event the Company shall have the right to defer the Registration for a period of not more than one hundred twenty (120) days after receipt of the request of the Shareholders under this

Section 2(b); provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period;

                         (D)  in any particular jurisdiction in
which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such Registration, qualification or compliance, except in the States of Alabama, Georgia and Tennessee.

                    (iii)  Subject to the foregoing, as soon as
practicable after receipt of the request from the Shareholders, the Company shall file, and use its best efforts to cause to become effective, a registration statement on Form S-3 covering the Registrable Securities and other securities so requested to be Registered.

               (c)  Expenses of Company Registrations.  All
Registration Expenses incurred in connection with any Registration, qualification or compliance pursuant to this Section 2 (exclusive of Selling Expenses) shall be borne by the Company. All Selling
Expenses shall be borne by the Shareholders.

               (d) Registration Procedures. In the case of each Registration, qualification or compliance effected by the Company pursuant hereto, the Company shall keep each Shareholder advised in writing as to the initiation of each Registration, qualification and compliance and as to the completion thereof. At its expense, the Company shall:

                    (i) keep such Registration, qualification or compliance effective for a period of one hundred eighty (180) days or until the Shareholder(s) have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                    (ii) furnish such number of prospectuses and other documents incident thereto as a Shareholder from time to time may reasonably request;

                    (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                    (iv) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Shareholders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, except in the States of Alabama, Georgia and

Tennessee;

                    (v)  in the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, and each Shareholder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

                    (vi) notify each Shareholder of Registrable
Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact misleading in the light of the circumstances then existing;

                    (vii) furnish, at the request of any
Shareholder requesting Registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with such Registration, (1) an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and
(2) a letter, dated such date, from the Company's independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

               (e) Information by Shareholders. The Shareholders of Registrable Securities included in any Registration shall furnish to the Company such information regarding such Shareholders and the distribution they propose as the Company may reasonably request in writing and as shall be required in connection with any Registration, qualification or compliance referred to in this
Section 2.

               (f) Transfer of Registration Rights. The right to cause the Company to Register Registrable Securities under this
Section 2 may be assigned to a transferee or assignee of any of the Registrable Securities not sold to the public, provided that the transfer or assignment has been made in compliance with the Purchase Agreement, this Agreement, and the Securities Act, and the transferee agrees in writing to be bound by the provisions of this
Section 2.

               (g) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Registrable Securities to the public without Registration, the Company agrees to:


                    (i)  use its best efforts to make and keep
public information available, as those terms are understood and defined in Rule 144 at all times;

                    (ii) use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act for so long as it is subject to such reporting requirements; and

                    (iii) so long as a Shareholder owns any
Registrable Securities, to furnish to such Shareholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Shareholder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Shareholder to sell any Registrable Securities without Registration.

               (h)  No Conflicting Agreements.  The Company
represents and warrants to the Shareholders that it is not a party to any agreement that conflicts in any manner with the Shareholders' rights to cause the Company to Register Registrable
Securities pursuant to this Section 2.

               (i)  Indemnification.

                    (A)  The Company shall indemnify each
Shareholder, each of such Shareholder's directors, officers, employees and agents, and each Person controlling a Shareholder within the meaning of Section 15 of the Securities Act, with respect to which Registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each Person who controls any underwriter within the meaning of
Section 15 of the Securities Act (collectively, the "Shareholder Indemnitees"), against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such Registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance, and shall reimburse each such Shareholder Indemnitee for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company shall not be liable to a Shareholder Indemnitee in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with any information furnished to the Company by or on behalf of any Shareholder Indemnitee or Underwriter Indemnitee specifically for use in such Registration.

                    (B)  Each Shareholder shall, if Registrable
Securities held by such Shareholder are included in the Registrable Securities as to which a Registration, qualification or compliance has been effected pursuant to this Section 2, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such Registration, qualification or compliance, each Person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Shareholder, each of their respective directors, officers, employees and agents and each Person controlling such Shareholder within the meaning of Section 15 of the Securities Act (collectively, the "Company Indemnitees"), against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such Registration, qualification or compliance or based on any omission (or alleged omission) to state therein, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such Registration, qualification, or compliance, and shall reimburse the Company Indemnitees for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damages, liability or action, in each case to the extent, but only if and to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document or any amendment or supplement thereto in reliance upon and in conformity with information furnished to the Company by or on behalf of any Shareholder Indemnitee specifically for use in connection with such Registration.

                    (C) Each party entitled to indemnification under this Section 2(i) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense; provided, however, that if the interests of the Indemnified Party and the Indemnifying Party are in conflict, then the Indemnified Party may retain counsel separate from counsel for the Indemnifying Party, which counsel shall be paid for and approved by Indemnifying Party, which approval shall not be unreasonably withheld, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2(i) unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect of such claim or litigation.

                    (D)  If the indemnification provided for in
this Section 2(i) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (j)  Market Stand-Off.

                    (A) Each Shareholder hereby agrees that, if so requested by the Company and the underwriter in connection with any Registration of the Company's securities, such Shareholder will not sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Registrable Securities (other than those included in the Registration) to any Person (other than a Person who agrees to be similarly bound) without the prior written consent of the Company and the underwriter for such period of time, not to exceed one hundred eighty (180) days (the "Standstill Period"), from the effective date of such Registration as the Company and the underwriter may specify; provided, however, that such restriction shall apply only to a registration statement of the Company to become effective after the date hereof (1) which includes securities to be sold on the Company's behalf to the public in an underwritten offering and (2) with respect to which the Company has complied with its obligations under Section 2(a) hereof. The Company may impose stop-transfer instructions with respect to Registrable Securities subject to the restrictions provided for in this Section 2(j) until the end of the Standstill Period mandated by the Company and the underwriter.

                    (B) If the distribution restrictions described in subsection (A) of this Section 2(j) are in effect, the Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the one hundred eighty (180) day period following the effective date of a registration statement covering any Registrable Securities, except as part of such Registration and except pursuant to a Registration on Form S-8 or any successor or similar form thereto.

               (k) Termination of Registration Rights. The rights of the Shareholders pursuant to this Section 2 shall terminate seven (7) years from the date hereof.


          3.   Nonwaiver; Cumulative Remedies.

               No course of dealing or any delay or failure to exercise any right hereunder on the part of any Shareholder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Shareholder. No single or partial waiver by any Shareholder of any provision of this Agreement or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default, right or remedy on a future occasion. The rights and remedies provided in this Agreement are cumulative and are in addition to all rights and remedies which each Shareholder may have in law or in equity or by statute or otherwise.


          4.   Notices.

               4.1 All notices and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, telegram, telex, facsimile or other standard form of telecommunication, or by registered or certified post-paid mail, return receipt requested, and addressed as follows, or to such other address as any party may notify the other in accordance with the provisions hereof:

To the Company:         Drew Industries Incorporated
                        200 Mamaroneck Avenue

                        White Plains, New York 10601
                        Attention:  President

                             -copy to-

                        Berlack, Israels & Liberman LLP
                        120 West 45th Street
                        New York, N.Y.  10036
                        Attention: Harvey F. Milman, Esq.

To Seller or
the Shareholder:        Lecil V. Thomas
                        Route #5
                        P. O. Box 274
                        Haleyville, AL  35565

                             -copy to-

                        Spain & Gillon, LLC
                        The Zinszer Building
                        2117 Second Avenue North
                        Birmingham, AL 35203
                        Attention:  John P. McKleroy, Jr., Esq.

         5.    Additional Provisions.

               5.1 The Company, Seller and Thomas shall execute and deliver or cause to be executed and delivered to the other such further instruments, documents and conveyances and shall take such other action as may be reasonably required to more effectively carry out the terms and provisions of this Agreement.

               5.2 This Agreement shall be binding upon and inure to the benefit of the Company, and its successors and assigns, and shall be binding upon and inure to the benefit of any Shareholder and such Shareholder's successors and assigns, or personal repre- sentatives and heirs, as the case may be. This Agreement shall not be assignable by any Shareholder without the prior written consent of the Company, which consent shall not be unreasonably withheld; provided, however, that withholding of consent based on non-compliance with applicable securities laws shall not be deemed unreasonable. The Company may assign its rights pursuant to this Agreement to an entity which is under common control with it, or which it controls, or by which it is controlled ("Assignee"); provided however, that, as between the Company and any Shareholder, any such assignment shall not affect, diminish or reduce in any way the obligations (monetary or otherwise) of the Company to any Shareholder as set forth herein, it being agreed that all such obligations constitute, and shall remain, direct, absolute, unconditional obligations of the Company; and provided further, that in the event of such assignment, Assignee shall be bound by the terms and conditions of this Agreement as fully as if it were named with the Company as a party hereto.


               5.3 This Agreement and the documents referred to herein constitute the whole agreement among the parties, and there are no terms other than are contained herein or therein. No variation hereof or thereof shall be deemed valid unless by full performance by the parties hereto or by a writing signed by the parties hereto.

               5.4 This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws, including, but not limited to, matters of construction, validity and performance. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Northern District of Georgia over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives to the fullest extent permitted by law, (i) any objection that they may now or hereafter have to the venue of any such suit, action or proceeding brought in any such court, (ii) any claim that any such suit, action or proceeding has been brought in an inconvenient forum, and
(iii) all right to trial by jury in any proceeding enforcing or defending any rights under this Agreement or relating hereto.
Final judgement in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon each party duly served with process therein and may be enforced in the courts of the jurisdiction of which either party or any of its property is subject, by a suit upon such judgement.

               5.5 This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall be deemed to be one and the same instrument.

               5.6 The headings in this Agreement are for the convenience of reference only, and shall not affect in any manner any of the terms or provisions hereof. For purposes of this Agreement, where applicable, the masculine gender shall also include the feminine gender.

               5.7 Whether or not the transactions contemplated herein are consummated, each of parties hereto shall be solely liable for the fees and expenses incurred by such party's attorneys, accountants and other representatives in connection with the preparation of this Agreement, the documents deliverable hereunder and any investigation or examination authorized herein.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be duly executed as of the day and year first above written.


                             DREW INDUSTRIES INCORPORATED


                             By:________________________________
                                Leigh J. Abrams
                                President and Chief Executive
                                  Officer


                             SHOALS SUPPLY, INC.


                             By:________________________________
                                Lecil V. Thomas, President


                                ________________________________
                                Lecil V. Thomas